UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2021

Aravive, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36361	26-4106690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

River Oaks Tower
3730 Kirby Drive, Suite 1200
Houston, Texas 77098
(Address of principal executive offices)

(936) 355-1910
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ARAV	Nasdaq Global Select Market

*Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 10, 2021, Aravive, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders voted on three (3) proposals (the “Proposals”) and cast their votes as described below.  These Proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed on July 23, 2021 with the Securities and Exchange Commission (the “Definitive Proxy Statement”).

The final results for the Proposals as set forth in the Definitive Proxy Statement are as follows:

Proposal 1—Election of Directors

The following two (2) individuals were elected as Class I directors, each to serve a three-year term expiring at the 2024 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes

1. Fredric N. Eshelman, Pharm.D.	10,941,899	938,055	4,178,057
2. Sigurd C. Kirk	11,816,289	63,665	4,178,057

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified and approved the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, based on the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

16,039,369	14,063	4,578	0

Proposal 3—Advisory vote on the approval executive compensation

The stockholders approved, on an advisory basis, the compensation of the Company’s named executed officers based on the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

11,731,427	138,007	10,519	4,178,058

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2021	ARAVIVE, INC. (Registrant)

	By:	/s/ Vinay Shah
Name: Vinay Shah
Title: Chief Financial Officer